UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 International Parkway, Suite 100, Heathrow, Florida 32746

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ruth’s Hospitality Group, Inc. (the “Company”) reported today that Sarah Jackson, the Company’s Senior Vice President of Human Resources, announced her resignation on January 7, 2010, effective as of January 31, 2010. Ms. Jackson is leaving the Company to pursue other business and personal interests. In connection with Ms. Jackson’s resignation, the Company and Ms. Jackson are in the process of negotiating a separation agreement. The Company will file a Current Report on Form 8-K describing the material terms of such agreement if and when such agreement is consummated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

/S/ BRIAN M. JUDGE
Date: January 12, 2010	Name:	Brian M. Judge
	Title:	Vice President and Controller